UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2012

Jive Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35367	42-1515522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200

Palo Alto, California 94301

(Address of principal executive offices) (Zip code)

(650) 319-1920

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2012, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Jive Software, Inc. (the “Company”) approved the award of cash bonuses to the Company’s named executive officers as shown in the table below (amounts shown reflect the aggregate of the amounts to be paid to each officer).

FY 2011 Bonus
Anthony Zingale	$150,000
John McCracken	$200,000

2nd Half 2011 Bonus
Bryan J. LeBlanc	$61,814
John F. Rizzo	$54,706
Brian J. Roddy	$50,926

Also on February 27, 2012, the Compensation Committee of the Board of Directors of Jive Software, Inc. of the Company approved and adopted the 2012 Executive Bonus Plan (the “2012 Executive Plan”).

Pursuant to the 2012 Executive Plan, for 2012 and subsequent years the executive officers and key employees of the Company, as identified by the Compensation Committee, are eligible to receive a bonus, based on a bonus criteria established by the Compensation Committee that could include objectives based on Jive’s overall business and financial performance and/or each individual’s achievement of performance objectives.

The foregoing description of the 2012 Executive Plan does not purport to be complete, and is qualified in its entirety by reference to the 2012 Executive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Also on February 27, 2012, the Compensation Committee approved performance objectives and target bonus levels for bonus award opportunities under the 2012 Executive Plan for the 2012 year, which awards will be based on performance for the fiscal year ending December 31, 2012. These targets will be based on the following percentages of the respective officer’s base salary:

	FY 2012 Salary	FY 2012 Bonus Target
Anthony Zingale	$300,000	50.00%
Bryan J. LeBlanc	$230,000	50.00%
John F. Rizzo	$230,000	50.00%
Brian J. Roddy	$210,000	50.00%
John McCracken	$225,000	88.89%

Incentive compensation for the Company’s named executive officers has been established pursuant and subject to the terms of the Company’s 2012 Executive Plan, a copy of which is filed as an exhibit hereto. In addition to the incentive compensation payable pursuant to the 2012 Executive Plan, Mr. McCracken, who leads our sales organization, is eligible for commission payments with a targeted annual $225,000 commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit No.	Description

10.1	Jive Software, Inc. 2012 Executive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIVE SOFTWARE, INC.

By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc
Chief Financial Officer

Dated: March 2, 2012

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